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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 OCTOBER 6, 2004

                                  EZCORP, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

        0-19424                                           74-2540145
(COMMISSION FILE NUMBER)                       (IRS EMPLOYER IDENTIFICATION NO.)

                              1901 CAPITAL PARKWAY
                               AUSTIN, TEXAS 78746
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)

                                 (512) 314-3400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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[ ] Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                  EZCORP, INC.
                                   FORM 8-K/A
                                (Amendment No. 1)
                                 OCTOBER 6, 2004

                                EXPLANATORY NOTE

On October 12, 2004, EZCORP, Inc. (the "Company") filed a current report on Form 8-K (the "Original Filing") announcing the planned dismissal of Ernst & Young LLP and the engagement of BDO Seidman, LLP as the Company's independent certifying accountant. In the Original Filing, the Company also noted that Ernst & Young LLP remained engaged to assist the Company in responding to certain SEC Division of Corporation Finance comment letter matters pertaining to the Company's 2003 Annual Report on Form 10-K. As those comment letter matters are now resolved and Ernst & Young LLP is no longer engaged to assist the Company in that capacity, the Company is filing this Amendment No. 1 to Form 8-K to update and finalize its previous announcement of the change in certifying accountants.


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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On October 6, 2004, EZCORP, Inc. (the "Company") engaged BDO Seidman, LLP to audit the Company's consolidated financial statements for the year ending September 30, 2004. On October 6, 2004, the Company also notified Ernst & Young LLP that it would be dismissed as the Company's independent auditor at the completion of its assistance in responding to certain SEC Division of Corporation Finance comment letter matters pertaining to the Company's 2003 Annual Report on Form 10-K. Following completion of responding to the comment letter matters, the Company notified Ernst & Young LLP on December 15, 2004 that Ernst & Young LLP was dismissed as the Company's independent auditor. The change in certifying accountants was the result of a proposal and competitive bidding process involving several accounting firms. The decision to dismiss Ernst & Young LLP and to retain BDO Seidman, LLP was recommended by the Audit Committee of the Company's Board of Directors and approved by the Board of Directors.

The audit reports of Ernst & Young LLP on the consolidated financial statements of the Company as of and for the years ended September 30, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report for the year ended September 30, 2003 was modified to reflect a change in the Company's method of accounting for goodwill and other intangible assets in accordance with FASB Statement No. 142, Goodwill and Other Intangible Assets. A letter from Ernst & Young LLP is attached as Exhibit 16.1.

During the Company's two most recent years ended September 30, 2003, and the subsequent interim period through December 15, 2004, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) and there were no reportable events (as defined by Item 304(a)(1)(v) of Regulation S-K).

During the Company's two most recent fiscal years ended September 30, 2003, and the subsequent interim period through the October 6, 2004 date of BDO Seidman LLP's engagement, neither the Company nor anyone on its behalf consulted with BDO Seidman LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

      Inapplicable.

(b) Pro Forma Financial Information.

      Inapplicable.

(c) Exhibits

      EXHIBIT NUMBER                     EXHIBIT DESCRIPTION
      --------------                     -------------------

           16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated December 15, 2004.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                EZCORP, INC.
                                (Registrant)




Date: December 15, 2004          By: /s/ Daniel N. Tonissen
                                     ------------------------------------
                                 (Signature)
                                 Senior Vice President, Chief Financial Officer,
                                 and Director